                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934





                                 MAY 7, 1998
                              (Date of Report)





                           CNA SURETY CORPORATION
           (Exact name of Registrant as specified in its charter)





                                   1-13277
                            (Commission File No )




                DELAWARE                                   34-4144905
     (State or other jurisdiction)            (IRS Employer Identification No.)


      CNA PLAZA, CHICAGO, ILLINOIS                           60685
(Address of principal executive offices)                   (Zip code)


                               (312) 822-5000
             (Registrant's telephone number, include area code)

ITEM 5.  OTHER EVENTS

         See Exhibit 99 to this Form 8-K

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

             Exhibit 99 - CNA Surety Corporation Press Release issued on
                          May 4, 1998.

                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                    CNA SURETY CORPORATION
                                    (Registrant)



                                By: /s/ John S. Heneghan
                                    ------------------------------------------
                                    John S. Heneghan
                                    Vice President and Chief Financial Officer








Dated: May 7, 1998

                                EXHIBIT INDEX
Exhibit No.
     99.   CNA Surety Corporation Press Release issued on May 4, 1998.